UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2007 (September 13, 2007)

Behringer Harvard Opportunity REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-3600
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on September 19, 2007 to provide the required financial statements relating to our acquisition of a portfolio of three office buildings located within suburban submarkets of Houston, Texas (the “Houston Portfolio”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the Houston Portfolio that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01                  Financial Statements and Exhibits.

		Page

(a)	Financial Statements of Businesses Acquired.

	Independent Auditors’ Report	3

	Statement of Revenues and Certain Operating Expenses for the six months ended June 30, 2007 (Unaudited) and for the year ended December 31, 2006	4

	Notes to the Statement of Revenues and Certain Operating Expenses for the six months ended June 30, 2007 (Unaudited) and for the year ended December 31, 2006	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2007	8

	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2007	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Shell Company Transactions.

	Not applicable.

(d)	Exhibits.

	None.

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Opportunity REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of a portfolio of three office buildings located within suburban submarkets of Houston, Texas, (the “Houston Portfolio”), for the year ended December 31, 2006. This Historical Summary is the responsibility of the Houston Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Behringer Harvard Opportunity REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Houston Portfolio’s revenues and operating expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the Houston Portfolio for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
October 15, 2007

The Houston Portfolio

Statement of Revenues and Certain Operating Expenses

for the Six Months Ended June 30, 2007 (Unaudited) and

For the Year Ended December 31, 2006

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
	(unaudited)
Revenues
Rental income	$4,085,847	$9,048,787
Tenant reimbursement and other income	523,757	1,156,887
Total revenues	4,609,604	10,205,674

Expenses
Property operating expenses	1,653,780	3,417,052
Property taxes	677,610	1,288,438
Management fees	162,063	362,462
General and administrative expenses	221,833	565,967
Total expenses	2,715,286	5,633,919

Revenues in excess of certain operating expenses	$1,894,318	$4,571,755

See accompanying Notes to the Statement of Revenues and Certain Operating Expenses.

The Houston Portfolio

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2007 (Unaudited) and

For the Year Ended December 31, 2006

1.      ORGANIZATION AND BASIS OF PRESENTATION

On September 13, 2007, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) acquired a portfolio of three office buildings, Northpoint Central, Regency Center, and 2603 Augusta (collectively, the “Houston Portfolio”), located within suburban submarkets of Houston, Texas, through Behringer Harvard Opportunity OP I, LP, the Company’s operating partnership. Northpoint Central is a nine story office building containing approximately 180,000 rentable square feet (unaudited) located on approximately 4.2 acres (unaudited) of land. The property also includes an attached six-level parking garage. Regency Center is a six-story office building containing approximately 157,000 rentable square feet (unaudited) located on approximately 4.4 acres (unaudited) of land. The property also includes an attached three-level parking garage. 2603 Augusta is a 16-story office building with approximately 242,000 rentable square feet (unaudited) located on approximately 1.5 acres (unaudited) of land. The property also includes an attached seven-level parking garage. The contract price for the Houston Portfolio was approximately $73 million, excluding closing costs.

The statement of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenues and certain operating expenses of the Houston Portfolio, exclusive of items which may not be comparable to the proposed future operations of the Houston Portfolio. The Historical Summaries are not intended to be a complete presentation of the revenues and expenses operating of the Houston Portfolio for the year ended December 31, 2006 and the six months ended June 30, 2007.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2007, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition

The Houston Portfolio’s operations consist of rental income earned from their tenants under lease agreements which provide for minimum rent payments. The leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease in rental income of approximately $138,000 (unaudited) for the six month period ended June 30, 2007 and approximately $106,000 for the year ended December 31, 2006.

Lease incentives are amortized over the lease-term through annual charges to rental income calculated using the straight-line method. Rental income was decreased by the amortization of lease incentives by approximately $9,000 (unaudited) for the six months ended June 30, 2007 and approximately $19,000 for the year ended December 31, 2006.

Reimbursement income consists of recovery of certain basic operating costs over an established base amount. Recoveries are recognized as revenue in the period the applicable costs are incurred.

The Houston Portfolio

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2007 (Unaudited) and

For the Year Ended December 31, 2006

3.      LEASES

The aggregate annual minimum cash payments to be received on the non-cancelable operating leases in effect as of December 31, 2006 are as follows:

Year Ending December 31,	Amount
2007	$7,682,994
2008	6,175,379
2009	3,789,704
2010	2,881,827
2011	1,715,531
Thereafter	1,083,068
$23,328,503

The minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for real estate taxes and operating cost escalations.

4.      CONCENTRATIONS AND COMMITMENTS

The following presents rental income (base rent) from tenants who individually represented more than 10% of the Houston Portfolio’s aggregate rental income for the year ended December 31, 2006:

Name	Amount
Columbia Gulf Transmission	$2,365,864
American Express Travel Related Services, Inc.	$1,160,810

Columbia Gulf Transmissions vacated their space on March 31, 2007 following expiration of their lease.

* * * * * *

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

On September 13, 2007, we acquired a portfolio of office buildings, containing approximately 579,000 aggregate square feet of rentable office space, located within suburban submarkets of Houston, Texas (the “Houston Portfolio”).

The Houston Portfolio consists of the following office buildings:

•                  a nine-story office building containing approximately 180,000 rentable square feet, with a six-level attached parking garage, located on approximately 4.2 acres of land (“Northpoint Central”);

•                  a six-story office building containing approximately 157,000 rentable square feet, with a three-level attached parking garage, located on approximately 4.4 acres of land (“Regency Center”); and

•                  a 16-story office building containing approximately 242,000 rentable square feet, with a seven-level attached parking garage, located on approximately 1.5 acres of land (“2603 Augusta”).

The total contract purchase price for the Houston Portfolio, exclusive of closing costs, was approximately $73 million and was paid entirely through the use of proceeds of our offering of common stock to the public.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

The following unaudited pro forma consolidated balance sheet as of June 30, 2007 is presented as if we acquired the Houston Portfolio on June 30, 2007. The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006 are presented as if we had acquired the Houston Portfolio on January 1, 2006. This unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2007 and our annual report on Form 10-K for the year ended December 31, 2006 and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

as of June 30, 2007

		Prior Acquisitions
	June 30, 2007	Pro Forma	Pro Forma
	as Reported	Adjustments	Adjustments		Pro Forma
	(a)	(b)	(c)		June 30, 2007
Assets
Real estate
Land and improvements, net	$71,610,355	$38,927,530	$6,255,995		$116,793,880
Buildings and improvements, net	202,527,773	26,957,963	66,146,605		295,632,341
Real estate under development	70,761,288	2,000,000	—		72,761,288
Total real estate	344,899,416	67,885,493	72,402,600		485,187,509

Cash and cash equivalents	71,652,200	(37,060,450)	(73,828,565)		—
			39,236,815	(d)
Restricted cash	7,716,537	4,180,755	—		11,897,292
Accounts receivable, net	5,314,798	—	—		5,314,798
Prepaid expenses and other assets	1,331,397	19,414	178,671		1,529,482
Investment in unconsolidated joint venture	22,158,067	—	—		22,158,067
Furniture, fixtures and equipment, net	9,252,852	125,647	—		9,378,499
Deferred financing fees, net	3,047,883	33,329	—		3,081,212
Notes receivable	16,008,726	—	—		16,008,726
Lease intangibles, net	20,471,479	2,209,940	4,686,355		27,367,774
Other intangibles, net	11,029,392	—	—		11,029,392
Total assets	$512,882,747	$37,394,128	$42,675,876		$592,952,751

Liabilities and Stockholders’ Equity
Mortgages payable	$149,624,786	$29,949,666	$—		$179,574,452
Accounts payable	1,799,224	—	—		1,799,224
Payables to affiliates	1,713,195	—	—		1,713,195
Acquired below-market leases, net	17,585,502	228,414	1,751,738		19,565,654
Distributions payable	856,102	—	—		856,102
Accrued liabilities	9,734,322	354,062	1,392,762		11,481,146
Subscriptions for common stock	1,806,990	—	—		1,806,990
Other liabilities	613,857	219,411	294,561		1,127,829
Total liabilities	183,733,978	30,751,553	3,439,061		217,924,592

Commitments and contingencies

Minority interest	6,144,010	6,642,575	—		12,786,585

Stockholders’ Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—		—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, issued, and outstanding	—	—	—		—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 36,869,308 shares issued and outstanding at June 30, 2007	3,687	—	441	(d)	4,128
Additional paid-in capital	327,631,795	—	39,236,374	(d)	366,868,169
Accumulated distributions in excess of net income (loss)	(4,601,639)	—	—		(4,601,639)
Accumulated other comprehensive loss	(29,084)	—	—		(29,084)
Total stockholders’ equity	323,004,759	—	39,236,815		362,241,574
Total liabilities and stockholders’ equity	$512,882,747	$37,394,128	$42,675,876		$592,952,751

See accompanying Unaudited Notes to Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2007

	Six Months Ended June 30, 2007 as Reported	Prior Acquisitions Pro Forma Adjustments	Statement of Revenues and Certain Operating Expenses	Other Pro Forma		Pro Forma Six Months Ended
	(a)	(b)	(c)	Adjustments		June 30, 2007

Revenues
Rental revenue	$11,321,235	$4,182,080	$4,609,604	$269,306	(d)	$20,382,225
Hotel revenue	617,692	3,039,189	—	—		3,656,881
Total revenues	11,938,927	7,221,269	4,609,604	269,306		24,039,106

Expenses
Property operating expenses	3,383,717	3,209,624	1,653,780	—		8,247,121
Interest expense	2,302,356	2,695,164	—	—		4,997,520
Real estate taxes	1,233,224	844,021	677,610	—		2,754,855
Property management fees	278,629	145,622	162,063	(162,063	) (e)	631,683
				207,432	(f)
Asset management fees	794,080	500,809	—	273,851	(g)	1,568,740
General and administrative	708,333	401,948	221,833	—		1,332,114
Advertising costs	623,245	156,685	—	—		779,930
Depreciation and amortization	4,348,542	3,124,591	—	2,180,922	(h)	9,654,055
Total expenses	13,672,126	11,078,464	2,715,286	2,500,142		29,966,018

Interest income	1,573,623	95	—	—		1,573,718
Equity in losses of unconsolidated joint venture	(67,686)	—	—	—		(67,686)
Minority interest	(355,304)	815,032	—	—		459,728
Income (loss) before tax	(582,566)	(3,042,068)	1,894,318	(2,230,836)		(3,961,152)

Current income tax	17,371	—	—	—		17,371
Deferred income tax	7,716	—	—	—		7,716
Net income (loss)	$(607,653)	$(3,042,068)	$1,894,318	$(2,230,836)		$(3,986,239)

Weighted average shares outstanding:
Basic and diluted	25,387,830			11,628,994	(i)	37,016,824

Loss per share:
Basic and diluted	$(0.02)					$(0.11)

See accompanying Unaudited Notes to Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2006

	Year Ended December 30, 2006 as Reported	Prior Acquisitions Pro Forma Adjustments	Statement of Revenues and Certain Operating Expenses	Other Pro Forma		Pro Forma Year Ended
	(a)	(b)	(c)	Adjustments		December 31, 2006

Revenues
Rental revenue	$4,660,664	$26,782,919	$10,205,674	$538,612	(d)	$42,187,869
Hotel revenue	—	7,122,271	—	—		7,122,271
Total revenues	4,660,664	33,905,190	10,205,674	538,612		49,310,140

Expenses
Property operating expenses	1,555,818	10,759,253	3,417,052	—		15,732,123
Interest expense	560,018	7,131,879	—	—		7,691,897
Real estate taxes	431,788	3,823,296	1,288,438	—		5,543,522
Property management fees	155,407	733,451	362,462	(362,462	) (e)	1,348,113
				459,255	(f)
Asset management fees	200,120	2,160,668	—	547,703	(g)	2,908,491
General and administrative	855,494	1,126,011	565,967	—		2,547,472
Depreciation and amortization	1,351,054	13,818,933	—	4,361,844	(h)	19,531,831
Total expenses	5,109,699	39,553,491	5,633,919	5,006,340		55,303,449

Interest income	2,748,918	78,817	—	—		2,827,735
Minority interest	90,935	1,759,806	—	—		1,850,741
Net income (loss)	$2,390,818	$(3,809,678)	$4,571,755	$(4,467,728)		$(1,314,833)

Weighted average shares outstanding:
Basic	9,629,398			27,387,426	(i)	37,016,824
Diluted	9,646,771			27,370,053	(i)	37,016,824

Earnings (loss) per share:
Basic	$0.25					$(0.04)
Diluted	$0.25					$(0.04)

See accompanying Unaudited Notes to Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.                                      Reflects our historical balance sheet as of June 30, 2007.

b.                                      Reflects the adjustment to the allocation of the purchase price for Frisco Square acquired on August 3, 2007.

c.                                       Reflects the acquisition of the Houston Portfolio for approximately $73.8 million, including acquisition costs. The acquisition was funded entirely with cash on hand. We have preliminarily allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$6,255,995	—
Buildings	66,146,605	25 years
Above/(Below)-market leases, net	(1,403,458)	2 to 3 years
Tenant improvements, leasing commissions & legal fees	1,947,839	2 to 3 years
In-place leases	2,390,236	2 to 3 years
Prepaid expenses and other assets	178,671	—
Accrued Liabilities	(1,392,762)	—
Security Deposits	(294,561)	—
	$73,828,565

We have preliminarily allocated the purchase price to the above tangible and identified intangible assets acquired and liabilities assumed based on their relative fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the properties as if they were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the buildings is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases using the straight-line method.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values based on our evaluation of the specific characteristics of each tenant’s lease. The aggregate value of in-place leases acquired is determined by applying a fair value model. The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces, considering current market conditions. In estimating fair value of in-place leases, we consider items such as real estate taxes, insurance and other operating expenses, as well as lost rental revenue during the expected lease-up period and carrying costs that would have otherwise been incurred had the leases not been in place, including tenant improvements and commissions.

We amortize the value of in-place leases to expense over the terms of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

d.                                      We issued 8,758,784 shares of common stock during the period July 1, 2007 through September 12, 2007 for net proceeds of $78,003,364. This adjustment reflects the issuance of 4,408,631 of such shares for the net proceeds of $39,236,815, as this was the pro forma amount necessary for us to complete the acquisition after June 30, 2007 from cash on hand.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2007

a.                                       Reflects our historical operations for the six months ended June 30, 2007.

b.                                      Reflects the combined pro forma results for the acquisition of Santa Clara Tech Center on May 2, 2007, 5000 S. Bowen Road on May 10, 2007, the Lodge & Spa at Cordillera on June 6, 2007, and Frisco Square on August 3, 2007 for periods prior to the respective acquisition date.

c.                                       Reflects the historical revenues and certain operating expenses of the Houston Portfolio for the six months ended June 30, 2007.

d.                                      Reflects the pro forma straight-line amortization of the above-market and below-market leases over the remaining non-cancelable terms of the leases ranging from 24 to 36 months.

e.                                       Reflects the reversal of historical property management fees for the Houston Portfolio.

f.                                         Reflects the property management fees associated with the current management of the Houston Portfolio, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

g.                                      Reflects the asset management fees associated with the Houston Portfolio, for an annual asset management fee of 0.75% of the asset.

h.                                      Reflects the depreciation and amortization of the Houston Portfolio using the straight-line method over the estimated useful lives. See Unaudited Pro Forma Consolidated Balance Sheet - Note b.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

i.                                          Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments. The adjustment is computed as follows:

	Pro Forma
	Six Months Ended
	June 30, 2007
Cash needed to acquire 12600 Whitewater	$9,040,524
Cash needed to acquire Ferncroft Corporate Center	27,836,297
Cash needed to acquire Chase Park Plaza	47,015,127
Cash needed to acquire Bent Tree Green	12,032,922
Cash needed to acquire Las Colinas Commons	16,406,126
Cash needed to acquire Santa Clara Tech Center	21,982,107
Cash needed to acquire interest in Royal Island	22,225,753
Cash needed to acquire 5000 S. Bowen Road	18,966,772
Cash needed to acquire the Lodge & Spa at Cordillera	35,675,329
Cash needed to acquire Rio Salado	7,379,759
Cash needed to acquire Frisco Square	37,060,451
Cash needed to acquire the Houston Portfolio	73,828,565
	$329,449,732

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the properties listed above	37,016,824
Less historical basic weighted average of common stock outstanding at June 30, 2007	(25,387,830)
	11,628,994

(1)             Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share, and $0.20 organization and offering costs per share.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006

a.                                       Reflects our historical operations for the year ended December 31, 2006.

b.                                      Reflects the combined pro forma results for the acquisition of 12600 Whitewater on March 1, 2006, Ferncroft Corporate Center on July 13, 2006, Chase Park Plaza on December 8, 2006, Bent Tree Green on December 13, 2006, Las Colinas Commons on December 20, 2006, Santa Clara Tech Center on May 2, 2007, 5000 S. Bowen Road on May 10, 2007, the Lodge & Spa at Cordillera on June 6, 2007, and Frisco Square on August 3, 2007 for periods prior to the respective acquisition date.

c.                                       Reflects the historical revenues and certain operating expenses of the Houston Portfolio for the year ended December 31, 2006.

d.                                      Reflects the pro forma straight-line amortization of the above-market and below-market leases over the remaining non-cancelable terms of the leases ranging from 24 to 36 months.

e.                                       Reflects the reversal of historical property management fees for the Houston Portfolio.

f.                                         Reflects the property management fees associated with the current management of the Houston Portfolio, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

g.                                      Reflects the asset management fees associated with the Houston Portfolio, for an annual asset management fee of 0.75% of the asset value.

h.                                      Reflects the depreciation and amortization of the Houston Portfolio using the straight-line method over the estimated useful lives. See Unaudited Pro Forma Consolidated Balance Sheet - Note b.

i.                                          Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments. The adjustment is computed as follows:

Pro Forma
Year Ended
December 31, 2006
Cash needed to acquire 12600 Whitewater	$9,040,524
Cash needed to acquire Ferncroft Corporate Center	27,836,297
Cash needed to acquire Chase Park Plaza	47,015,127
Cash needed to acquire Bent Tree Green	12,032,922
Cash needed to acquire Las Colinas Commons	16,406,126
Cash needed to acquire Santa Clara Tech Center	21,982,107
Cash needed to acquire interest in Royal Island	22,225,753
Cash needed to acquire 5000 S. Bowen Road	18,966,772
Cash needed to acquire the Lodge & Spa at Cordillera	35,675,329
Cash needed to acquire Rio Salado	7,379,759
Cash needed to acquire Frisco Square	37,060,451
Cash needed to acquire the Houston Portfolio	73,828,565
$329,449,732

Net cash received from each share of common stock issued	$8.90 (1)
Basic
Common stock needed to purchase the properties listed above	37,016,824
Less historical weighted average of common stock outstanding at December 31, 2006	(9,629,398)
27,387,426
Diluted
Common stock needed to purchase the properties listed above	37,016,824
Less historical weighted average of common stock outstanding at December 31, 2006	(9,646,771)
27,370,053

(1)             Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share, and $0.20 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: October 22, 2007	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer